UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

AINOS, INC
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

AMARILLO BIOSCIENCES, INC.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 7, 2021, Ainos, Inc., a Texas corporation (the “Company”) entered into an Oral Antiviral Therapy Development and Sales Agreement (“Agreement”) with InnoPharmax, Inc., a Taiwan corporation (“InnoPharmax”).

Pursuant to the Agreement, the Company and InnoPharmax agreed to jointly develop and promote an orally administered cytotoxin-induced complementary combined therapy (“CICCT”) for the treatment of COVID-19 and potentially other viral infections. The companies plan to develop this combined therapy leveraging Ainos’ VELDONA® drug platform based on low-dose oral interferon along with InnoPharmax’s orally administered antiviral drug, GemOral®.

Initially, both Parties will undertake and equally share in the costs for preclinical research, animal trials, and clinical trials of subjects that have tested positive for COVID-19 and thereafter, if the foregoing preclinical trials are successful, the Company will conduct additional clinical trials and be responsible for obtaining regulatory approvals at its own cost. InnoPharmax is obligation to provide technical support for the clinical trials and regulatory approvals for the CICCT product.

If the planned CICCT product is approved by relevant regulators, the Parties agreed to equally share net profits and jointly license regional licensing, if any, of the CICCT products. The Company will be responsible for global sales, marketing and after-sales service and InnoPharmax is responsible for quality control oversight of research and development, disease indication development, and manufacturing.

The Agreement is effective December 7, 2021 and has a term of twenty (20) years with six (6) month extensions thereafter, subject to early termination rights. The Agreement includes a mutually agreed ten million dollar ($10,000,000) punitive damages and contract damages stipulation if either Party breaches its confidentiality and non-disclosure duties.

Item 7.01 Regulation FD Disclosure

On December 7, 2021, the Company issued a press release relating to the execution of the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: December 8, 2021	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

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